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                                                                  EXHIBIT 10.4.7

                                215 First Street
                         Cambridge, Massachusetts 02142
                                ("the Building")

                                SEVENTH AMENDMENT
                           Dated as of October 1, 1998

LESSOR: Cambridge Athenaeum LLC, a Delaware limited liability company, successor-in-interest to Athenaeum Property LLC, successor-in-interest to Athenaeum Realty Nominee Trust, successor-in-interest to Robert A. Jones, K. George Najarian, Trustees of Athenaeum Realty Nominee Trust

LESSEE: Bitstream, Inc., a Massachusetts corporation

      PREMISES: Area A: Areas on the first (1st) and second (2nd) floors of the Building, containing 17,174 rentable square feet, more or less, as shown on Exhibit A to the Lease Amendment

      Area B: An area on the ground floor of the Building, containing 4,700 rentable square feet, more or less, as shown on Exhibit A to the Fourth Amendment to Lease

      Area C: An area on the second (2nd) floor of the Building, containing 5,624 rentable square feet, more or less, as shown on Exhibit A to the Sixth Amendment to Lease

ORIGINAL
LEASE    LEASE
DATA           EXECUTION
               DATE:          March 17, 1992

              TERMINATION
              DATE:           Area A: As of October 1, 1998
                              Area B: October 1, 2003
                              Area C: October 1, 2003

              PREVIOUS
              LEASE
              AMENDMENTS:     Lease Amendment dated September 7, 1993
                              Letter Agreement executed July 13, 1994
                              (entitled Second Amendment)
                              Third Amendment to Lease dated June 15, 1996
                              Fourth Amendment to Lease dated March 3, 1997
                              Fifth Amendment to Lease dated April 15, 1997
                              Sixth Amendment to Lease dated June 6, 1997

              EXTENDED
              TERMINATION
              DATE IN RESPECT
              OF AREA A:   October 1, 2003

      WHEREAS, Lessee has, by letter dated May 26, 1998, a copy of which is attached hereto as Exhibit A, exercised its option to extend the term of the lease in respect of Area A for one (1) additional five (5) year term pursuant to
Section 23 of the Lease, as revised by Paragraph 7 of the Sixth Amendment to Lease;

      NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease"), is hereby further amended as follows:

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      1. EXTENSION OF TERM OF LEASE IN RESPECT OF AREA A

      The term of the Lease in respect of Area A is hereby extended for an additional period commencing as of October 1, 1998 and terminating as of October 1, 2003. Said additional term shall be upon all of the same terms and conditions of the Lease in effect immediately preceding the commencement of such additional term (including, without limitation, the Rent Adjustment percentage of 9.65% for Areas A, B and C for Real Estate Taxes and Common Area Operating Expenses pursuant to Section 5 of the Lease, as amended by Paragraph 5 of the Sixth Amendment to Lease), except as follows:

      A. Base Rent in respect of Area A during the additional term of the Lease shall be Two Hundred Twenty-Four Thousand Nine Hundred Seventy-Nine and 36/100 ($224,979.36) Dollars annually (i.e., a monthly installment of $18,748.28).

      B. In accordance with Section 23 of the Lease, as amended by Paragraph 7 of the Sixth Amendment to Lease, Lessee shall continue to have one (1) remaining option to extend the term of the Lease in respect of the entirety of the premises for one (1) additional five (5) year term commencing as of October 2, 2003 and terminating as of October 1, 2008.

      C. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

      2. PARKING

      The parties acknowledge that Lessee has the right to park up to sixty (60) passenger motor vehicles in open (uncovered) parking areas provided on the Lot and/or in any parking garage which Lessor may construct on the Lot, pursuant to
Section 2 of the Lease, as amended by Paragraph 3 of the Lease Amendment. The parties further acknowledge that Lessee shall continue to have the right to said parking spaces during the additional term of the Lease in accordance with the terms of said Section 2 of the Lease and Paragraph 3 of the Lease Amendment.

      3. BROKER

      The Lessor and Lessee each represent and warrant to the other that each has had no dealings with any Brokers concerning this Seventh Amendment, except Fallon, Hines & O'Connor, Inc., a Trammel Crow Company, and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty.

      4. DELETED LEASE PROVISIONS

      Paragraph 1(b) of the Lease Amendment, Paragraphs 5 and 6 of the Third Amendment to Lease and Paragraph 5 of the Fourth Amendment to Lease are hereby deleted and of no further force or effect.

      5. NOTICES

      For all purposes of the Lease, the notice address for Lessor is as follows:

            Beacon Capital Partners, Inc.
            One Federal Street
            Boston, Massachusetts 02110
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      6. As herein amended, the Lease is ratified, approved and confirmed in all respects.

      EXECUTED under seal as of the date first above written.

LESSOR:
CAMBRIDGE ATHENAEUM LLC,
a Delaware limited liability company

By:    Kendall Athenaeum LLC,
       a Delaware limited liability company,
       its manager

       By:    Beacon/PW Kendall LLC, a
              Delaware limited liability
              company, its manager

              By:    Beacon Capital Partners, L.P.,
                     a Delaware limited partnership
                     d/b/a Beacon Capital Partners
                     Limited Partnership, its manager

                     By:    Beacon Capital Partners, Inc.,
                            a Maryland corporation, its

                            ---------------

                            By:    /s/ Thomas Ragno
                                   -----------------------
                            Name:  Thomas Ragno
                                   -----------------------
                            Title: Sr. VP
                                   -----------------------
                            Hereunto Duly Authorized

Date Signed:    3/14/99
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TENANT:
BITSTREAM, INC.

By:      /s/ Anna M. Chagnon
         --------------------------
         (Name)   (Title)
         Hereunto Duly Authorized

Date Signed: February 12, 1999
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